                                                                    EXHIBIT 20.1

                        WFS FINANCIAL 2004-4 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended January 31, 2005
                   for Distribution Date of February 17, 2005
                                    Class A-1

Original Principal Balance                                                                         247,000,000.00

                                                                                                                      PER $1000
                                                                                                                      ORIG PRIN
AGGREGATE BALANCES:                                                                                   TOTALS           BALANCE

                    Principal Amount of Notes as of Prior Distribution Date                        151,004,228.68      611.353153

                    Principal Amount of Notes as of Current Distribution Date                      103,471,695.13      418.913745

                                                          Pool Factor                                    0.418914

PRINCIPAL DISTRIBUTION AMOUNT:

                    Principal Distribution Amount                                  47,532,533.55                       192.439407

INTEREST DISTRIBUTABLE AMOUNT:

                    Note Monthly Interest Distributable Amount                        262,722.19                         1.063653
                    Plus: Prior Interest Carryover                                          0.00                         0.000000
                                                                                ----------------
                    Total Interest Distributable Amount                               262,722.19                         1.063653

                    Interest Distribution Amount                                      262,722.19                         1.063653
                                                                                ----------------

                    Current Interest Carryover                                                               0.00        0.000000

                                                                                                                      PER $1000
                                                                                                                      AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                             ORIG PRIN BAL

                    Aggregate Principal Balance                                 1,273,231,450.88

                    Overcollateralization Amount                                   58,759,755.75

                    Servicing Fee                                                   1,367,551.00                         0.000977

                    Spread Account                                                 12,732,314.51
                    Net Change in Spread Account                                     (396,173.99)

                    Net Collections                                                51,480,395.80

                    Aggregate Principal Balance of Delinquent Contracts             3,429,534.15

                    Aggregate Excess Spread Amount                                             -
                    Total Initial Spread Deposit Repayment                                     -
                                                                                ----------------
                    Certificate Distributable Amount                                           -
                                                                                ================

                        WFS FINANCIAL 2004-4 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended January 31, 2005
                   for Distribution Date of February 17, 2005
                                   Class A-2

Original Principal Balance                                                                         375,000,000.00

                                                                                                                     PER $1000
                                                                                                                     ORIG PRIN
AGGREGATE BALANCES:                                                                                    TOTALS         BALANCE

                    Principal Amount of Notes as of Prior Distribution Date                        375,000,000.00    1000.000000

                    Principal Amount of Notes as of Current Distribution Date                      375,000,000.00    1000.000000

                                                          Pool Factor                                    1.000000

PRINCIPAL DISTRIBUTION AMOUNT:

                    Principal Distribution Amount                                           0.00                         0.000000

INTEREST DISTRIBUTABLE AMOUNT:

                    Note Monthly Interest Distributable Amount                        781,250.00                         2.083333
                    Plus: Prior Interest Carryover                                          0.00                         0.000000
                                                                                ----------------
                    Total Interest Distributable Amount                               781,250.00                         2.083333

                    Interest Distribution Amount                                      781,250.00                         2.083333
                                                                                ----------------

                    Current Interest Carryover                                              0.00                         0.000000

                                                                                                                      PER $1000
                                                                                                                      AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                             ORIG PRIN BAL

                    Aggregate Principal Balance                                 1,273,231,450.88

                    Overcollateralization Amount                                   58,759,755.75

                    Servicing Fee                                                   1,367,551.00                         0.000977

                    Spread Account                                                 12,732,314.51
                    Net Change in Spread Account                                     (396,173.99)

                    Net Collections                                                51,480,395.80

                    Aggregate Principal Balance of Delinquent Contracts             3,429,534.15

                    Aggregate Excess Spread Amount                                             -
                    Total Initial Spread Deposit Repayment                                     -
                                                                                ----------------
                    Certificate Distributable Amount                                           -
                                                                                ================

                        WFS FINANCIAL 2004-4 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended January 31, 2005
                   for Distribution Date of February 17, 2005
                                    Class A-3

Original Principal Balance                                                                         349,000,000.00

                                                                                                                      PER $1000
                                                                                                                      ORIG PRIN
AGGREGATE BALANCES:                                                                                     TOTALS         BALANCE

                    Principal Amount of Notes as of Prior Distribution Date                        349,000,000.00     1000.000000

                    Principal Amount of Notes as of Current Distribution Date                      349,000,000.00     1000.000000

                                                          Pool Factor                                    1.000000

PRINCIPAL DISTRIBUTION AMOUNT:

                    Principal Distribution Amount                                           0.00                         0.000000

INTEREST DISTRIBUTABLE AMOUNT:

                    Note Monthly Interest Distributable Amount                        866,683.33                         2.483333
                    Plus: Prior Interest Carryover                                          0.00                         0.000000
                                                                                ----------------
                    Total Interest Distributable Amount                               866,683.33                         2.483333

                    Interest Distribution Amount                                      866,683.33                         2.483333
                                                                                ----------------

                    Current Interest Carryover                                                               0.00        0.000000

                                                                                                                      PER $1000
                                                                                                                      AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                             ORIG PRIN BAL

                    Aggregate Principal Balance                                 1,273,231,450.88

                    Overcollateralization Amount                                   58,759,755.75

                    Servicing Fee                                                   1,367,551.00                         0.000977

                    Spread Account                                                 12,732,314.51
                    Net Change in Spread Account                                     (396,173.99)

                    Net Collections                                                51,480,395.80

                    Aggregate Principal Balance of Delinquent Contracts             3,429,534.15

                    Aggregate Excess Spread Amount                                             -
                    Total Initial Spread Deposit Repayment                                     -
                                                                                ----------------
                    Certificate Distributable Amount                                           -
                                                                                ================

                        WFS FINANCIAL 2004-4 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended January 31, 2005
                   for Distribution Date of February 17, 2005
                                    Class A-4

Original Principal Balance                                                                         233,000,000.00

                                                                                                                      PER $1000
                                                                                                                      ORIG PRIN
AGGREGATE BALANCES:                                                                                    TOTALS          BALANCE

                    Principal Amount of Notes as of Prior Distribution Date                        233,000,000.00     1000.000000

                    Principal Amount of Notes as of Current Distribution Date                      233,000,000.00     1000.000000

                                                          Pool Factor                                    1.000000

PRINCIPAL DISTRIBUTION AMOUNT:

                    Principal Distribution Amount                                           0.00                         0.000000

INTEREST DISTRIBUTABLE AMOUNT:

                    Note Monthly Interest Distributable Amount                        667,933.33                         2.866667
                    Plus: Prior Interest Carryover                                          0.00                         0.000000
                                                                                ----------------
                    Total Interest Distributable Amount                               667,933.33                         2.866667

                    Interest Distribution Amount                                      667,933.33                         2.866667
                                                                                ----------------

                    Current Interest Carryover                                                               0.00        0.000000

                                                                                                                      PER $1000
                                                                                                                      AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                             ORIG PRIN BAL

                    Aggregate Principal Balance                                 1,273,231,450.88

                    Overcollateralization Amount                                   58,759,755.75

                    Servicing Fee                                                   1,367,551.00                         0.000977

                    Spread Account                                                 12,732,314.51
                    Net Change in Spread Account                                     (396,173.99)

                    Net Collections                                                51,480,395.80

                    Aggregate Principal Balance of Delinquent Contracts             3,429,534.15

                    Aggregate Excess Spread Amount                                             -
                    Total Initial Spread Deposit Repayment                                     -
                                                                                ----------------
                    Certificate Distributable Amount                                           -
                                                                                ================

                        WFS FINANCIAL 2004-4 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended January 31, 2005
                   for Distribution Date of February 17, 2005
                                    Class B-1

Original Principal Balance                                                                          52,500,000.00

                                                                                                                      PER $1000
                                                                                                                      ORIG PRIN
AGGREGATE BALANCES:                                                                                    TOTALS          BALANCE

                    Principal Amount of Notes as of Prior Distribution Date                         52,500,000.00    1000.000000

                    Principal Amount of Notes as of Current Distribution Date                       52,500,000.00    1000.000000

                                                          Pool Factor                                    1.000000

PRINCIPAL DISTRIBUTION AMOUNT:

                    Principal Distribution Amount                                           0.00                        0.000000

INTEREST DISTRIBUTABLE AMOUNT:

                    Note Monthly Interest Distributable Amount                        136,937.50                         2.608333
                    Plus: Prior Interest Carryover                                          0.00                         0.000000
                                                                                ----------------
                    Total Interest Distributable Amount                               136,937.50                         2.608333

                    Interest Distribution Amount                                      136,937.50                         2.608333
                                                                                ----------------

                    Current Interest Carryover                                                               0.00        0.000000

                                                                                                                      PER $1000
                                                                                                                      AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                             ORIG PRIN BAL

                    Aggregate Principal Balance                                 1,273,231,450.88

                    Overcollateralization Amount                                   58,759,755.75

                    Servicing Fee                                                   1,367,551.00                         0.000977

                    Spread Account                                                 12,732,314.51
                    Net Change in Spread Account                                     (396,173.99)

                    Net Collections                                                51,480,395.80

                    Aggregate Principal Balance of Delinquent Contracts             3,429,534.15

                    Aggregate Excess Spread Amount                                             -
                    Total Initial Spread Deposit Repayment                                     -
                                                                                ----------------
                    Certificate Distributable Amount                                           -
                                                                                ================

                        WFS FINANCIAL 2004-4 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended January 31, 2005
                   for Distribution Date of February 17, 2005
                                    Class C-1

Original Principal Balance                                                                         56,000,000.00

                                                                                                                       PER $1000
                                                                                                                       ORIG PRIN
AGGREGATE BALANCES:                                                                                       TOTALS        BALANCE

                    Principal Amount of Notes as of Prior Distribution Date                        56,000,000.00      1000.000000

                    Principal Amount of Notes as of Current Distribution Date                      56,000,000.00      1000.000000

                                                          Pool Factor                                   1.000000

PRINCIPAL DISTRIBUTION AMOUNT:

                    Principal Distribution Amount                                           0.00                         0.000000

INTEREST DISTRIBUTABLE AMOUNT:

                    Note Monthly Interest Distributable Amount                        149,800.00                         2.675000
                    Plus: Prior Interest Carryover                                          0.00                         0.000000
                                                                                ----------------
                    Total Interest Distributable Amount                               149,800.00                         2.675000

                    Interest Distribution Amount                                      149,800.00                         2.675000
                                                                                ----------------

                    Current Interest Carryover                                                              0.00         0.000000

                                                                                                                      PER $1000
                                                                                                                      AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                             ORIG PRIN BAL

                    Aggregate Principal Balance                                 1,273,231,450.88

                    Overcollateralization Amount                                   58,759,755.75

                    Servicing Fee                                                   1,367,551.00                         0.000977

                    Spread Account                                                 12,732,314.51
                    Net Change in Spread Account                                     (396,173.99)

                    Net Collections                                                51,480,395.80

                    Aggregate Principal Balance of Delinquent Contracts             3,429,534.15

                    Aggregate Excess Spread Amount                                             -
                    Total Initial Spread Deposit Repayment                                     -
                                                                                ----------------
                    Certificate Distributable Amount                                           -
                                                                                ================

                        WFS FINANCIAL 2004-4 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended January 31, 2005
                   for Distribution Date of February 17, 2005
                                    Class D-1

Original Principal Balance                                                                         45,500,000.00

                                                                                                                      PER $1000
                                                                                                                      ORIG PRIN
AGGREGATE BALANCES:                                                                                    TOTALS          BALANCE

                    Principal Amount of Notes as of Prior Distribution Date                         45,500,000.00     1000.000000

                    Principal Amount of Notes as of Current Distribution Date                       45,500,000.00     1000.000000

                                                          Pool Factor                                    1.000000

PRINCIPAL DISTRIBUTION AMOUNT:

                    Principal Distribution Amount                                           0.00                         0.000000

INTEREST DISTRIBUTABLE AMOUNT:

                    Note Monthly Interest Distributable Amount                        135,741.67                         2.983333
                    Plus: Prior Interest Carryover                                          0.00                         0.000000
                                                                                ----------------
                    Total Interest Distributable Amount                               135,741.67                         2.983333

                    Interest Distribution Amount                                      135,741.67                         2.983333
                                                                                ----------------

                    Current Interest Carryover                                                               0.00        0.000000

                                                                                                                      PER $1000
                                                                                                                      AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                             ORIG PRIN BAL

                    Aggregate Principal Balance                                 1,273,231,450.88

                    Overcollateralization Amount                                   58,759,755.75

                    Servicing Fee                                                   1,367,551.00                         0.000977

                    Spread Account                                                 12,732,314.51
                    Net Change in Spread Account                                     (396,173.99)

                    Net Collections                                                51,480,395.80

                    Aggregate Principal Balance of Delinquent Contracts             3,429,534.15

                    Aggregate Excess Spread Amount                                             -
                    Total Initial Spread Deposit Repayment                                     -
                                                                                ----------------
                    Certificate Distributable Amount                                           -
                                                                                ================